Discontinued operations - Net Loss from Discontinued Operations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Discontinued Operations [Abstract]
Product and service revenues	$ 262	$ 604
Cost of product and service revenues	223	347
Gross margin	39	257
Total operating expenses	(2,115)	(2,204)
Finance income and other	0	188
Gain (loss) on sale of assets	168	(2,000)
Net loss from discontinued operations	$ (1,908)	$ (3,759)